SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 2, 2005

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-23186 (Commission File Number)	62-1413174 (IRS Employer Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
(Address of Principal Executive Office)

(205) 444-4600
(Registrant’s telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition:

        On February 2, 2005, the Company issued a news release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the news release is furnished as exhibit 99.1 hereto and is incorporated by reference into Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits:

Exhibit No.	Description
99.1	Press release dated February 2, 2005 entitled “BioCryst Reports Fourth Quarter and Year-End 2004 Financial Results”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005	BioCryst Pharmaceuticals, Inc. By: /s/ Michael A. Darwin ———————————————— Michael A. Darwin Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Item	Description
99.1	Press release dated February 2, 2005 entitled “BioCryst Reports Fourth Quarter and Year-End 2004 Financial Results”